Exhibit 99.1
Annex I
(Fourth Quarter 2025 Update, as of January 7, 2026)
The Master Trust II Portfolio
The information provided in this Annex I is an integral part of this prospectus, and is incorporated by reference into this prospectus.
General
The receivables conveyed to master trust II arise in accounts selected from the Bank Portfolio on the basis of criteria set forth in the master trust II agreement as applied on the Cut‑Off Date or, for additional accounts, as of the date of their designation.  The transferor has the right, subject to certain limitations and conditions set forth therein, to designate from time to time additional accounts and to transfer to master trust II all receivables of those additional accounts.  Any additional accounts designated must be Eligible Accounts as of the date the transferor designates those accounts as additional accounts.  See “Receivables Transfer Agreements Generally” and “Master Trust II—The Receivables” in this prospectus.
As owner of the credit card accounts, BANA retains the right to change various credit card account terms (including finance charges and other fees it charges and the required minimum monthly payment).  BANA has no restrictions on its ability to change the terms of the credit card accounts except as described in this prospectus.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  Changes in relevant law, changes in the marketplace or prudent business practices could cause BANA to change credit card account terms.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus for a description of how credit card account terms can be changed.
Economic conditions affect the performance of the receivables in master trust II.  If economic conditions were to deteriorate, the performance of the receivables in master trust II may be adversely affected.
Delinquency and Principal Charge‑Off Experience
BANA’s procedures for determining whether an account is contractually delinquent, including a description of its collection efforts with regard to delinquent accounts, are described under “BANA’s Credit Card Portfolio—Delinquencies and Collection Efforts” in this prospectus.  Similarly, BANA’s procedures for charging‑off and writing‑off accounts is described under “BANA’s Credit Card Portfolio—Charge‑Off Policy” in this prospectus.
The following table sets forth the delinquency experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the dates shown.  The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the date shown.  We cannot provide any assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.

Delinquency Experience
Master Trust II Portfolio
(Dollars in Thousands)
	At December 31,
	2025		2024		2023
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$15,262,896		$15,887,770		$14,258,825
Receivables Delinquent:
30‑59 Days	$58,397	0.39%	$62,895	0.39%	$58,393	0.40%
60‑89 Days	44,756	0.29	50,280	0.32	43,530	0.31
90‑119 Days	39,917	0.26	44,810	0.28	39,906	0.28
120‑149 Days	33,179	0.22	38,498	0.24	31,518	0.22
150‑179 Days	32,410	0.21	36,032	0.23	29,552	0.21
180 or More Days	26	*	4	*	0	0.00
Total	$208,685	1.37%	$232,519	1.46%	$202,899	1.42%

	At December 31,
	2022		2021		2020
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$14,554,700		$14,447,103		$21,310,467
Receivables Delinquent:
30‑59 Days	$47,362	0.32%	$39,362	0.26%	$88,912	0.41%
60‑89 Days	32,602	0.22	28,296	0.20	66,046	0.31
90‑119 Days	28,635	0.20	22,894	0.16	71,517	0.34
120‑149 Days	21,909	0.15	19,824	0.14	57,214	0.27
150‑179 Days	19,904	0.14	18,203	0.13	35,780	0.17
180 or More Days	0	0.00	0	0.00	0	0.00
Total	$150,412	1.03%	$128,579	0.89%	$319,469	1.50%

*            Represents a number greater than 0.000% but less than 0.005%
The following table sets forth the principal charge‑off experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the periods shown.  Charge‑offs consist of write‑offs of principal receivables.  If accrued finance charge receivables that have been written off were included in total charge‑offs, total charge‑offs would be higher as an absolute number and as a percentage of the average of principal receivables outstanding during the periods indicated.  Average principal receivables outstanding is the average of the daily principal receivables balance during the periods indicated.  We cannot provide any assurance that the charge‑off experience for the receivables in the future will be similar to the historical experience set forth below.
A-I-2

Principal Charge‑Off Experience
Master Trust II Portfolio
(Dollars in Thousands)
	Year Ended December 31,
	2025	2024	2023
Average Principal Receivables Outstanding	$14,704,490	$15,255,693	$13,743,105
Total Charge‑Offs	$427,348	$432,431	$329,772
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.91%	2.83%	2.40%
Recoveries	$74,319	$61,541	$60,934
Recoveries as a percentage of Average Principal Receivables Outstanding	0.51%	0.40%	0.44%
Net Charge‑Offs	$353,029	$370,890	$268,838
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.40%	2.43%	1.96%

	Year Ended December 31,
	2022	2021	2020
Average Principal Receivables Outstanding	$13,630,779	$15,305,491	$22,656,482
Total Charge‑Offs	$270,501	$401,315	$643,308
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	1.99%	2.62%	2.84%
Recoveries	$89,469	$112,866	$134,254
Recoveries as a percentage of Average Principal Receivables Outstanding	0.66%	0.74%	0.59%
Net Charge‑Offs	$181,032	$288,449	$509,054
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	1.33%	1.88%	2.25%

Total charge‑offs are total principal charge‑offs before recoveries and do not include any charge‑offs of finance charge receivables or the amount of any reductions in average daily principal receivables outstanding due to fraud, returned goods, customer disputes or other miscellaneous adjustments.
Net charge-offs are total charge-offs less recoveries on receivables in Defaulted Accounts, determined as described below.  Each month, BANA allocates amounts recovered (net of expenses) from the U.S. credit card portfolio to the Master Trust II Portfolio by dividing the total principal charge-offs for the Master Trust II Portfolio for the related calendar month by the total principal charge-offs for the U.S. credit card portfolio for the same calendar month.  Under the master trust II agreement, recoveries allocated to the Master Trust II Portfolio and transferred to Funding under the receivables purchase agreement are treated as collections of finance charge receivables.
Revenue Experience
The following table sets forth the revenue experience for the credit card accounts from finance charges, fees paid and interchange in the Master Trust II Portfolio for each of the periods shown.
A-I-3

The revenue experience in the following table is calculated on a cash basis.  Yield from finance charges and fees is the result of dividing finance charges and fees by average daily principal receivables outstanding during the periods indicated.  Finance charges and fees are comprised of monthly cash collections of periodic finance charges and other credit card fees including interchange.
Revenue Experience
Master Trust II Portfolio
(Dollars in Thousands)
	Year Ended December 31,
	2025	2024	2023
Finance Charges and Fees	$2,843,197	$3,046,866	$2,643,173
Yield from Finance Charges and Fees	19.34%	19.97%	19.23%

	Year Ended December 31,
	2022	2021	2020
Finance Charges and Fees	$2,467,633	$2,741,043	$3,743,494
Yield from Finance Charges and Fees	18.10%	17.91%	16.52%

The yield on a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the receivables, the amount of fees, changes in the delinquency rate on the receivables, the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges, and the percentage of credit card accounts bearing finance charges at promotional rates.  See “Risk Factors” in this prospectus.
The revenue from periodic finance charges and fees—other than annual fees—depends in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months—as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases—and upon other credit card related services for which the cardholder pays a fee.  Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts.  Accordingly, revenue will be affected by future changes in the types of charges and fees assessed on the accounts and on the types of additional accounts added from time to time.  These revenues could be adversely affected by future changes in fees and charges assessed by BANA and other factors.  See “BANA’s Credit Card Activities” in this prospectus.
A-I-4

Principal Payment Rates
The following table sets forth the highest and lowest cardholder monthly principal payment rates for the Master Trust II Portfolio during any month in the periods shown and the average cardholder monthly principal payment rates for all months during the periods shown, in each case calculated as a percentage of total beginning monthly account principal balances during the periods shown.  Principal payment rates shown in the table are based on amounts which are deemed payments of principal receivables with respect to the accounts.
Cardholder Monthly Principal Payment Rates
Master Trust II Portfolio
	Year Ended December 31,
	2025	2024	2023	2022	2021	2020
Lowest Month	24.94%	24.93%	24.22%	24.50%	20.66%	17.07%
Highest Month	28.87%	27.90%	27.53%	28.25%	28.67%	23.28%
Monthly Average	26.91%	26.65%	25.98%	26.75%	25.22%	19.78%

BANA’s billing and payment procedures are described under “BANA’s Credit Card Portfolio—Billing and Payments” in this prospectus.  We cannot provide any assurance that the cardholder monthly principal payment rates in the future will be similar to the historical experience set forth above.  In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders.
Funding, as transferor, has the right, subject to certain limitations and conditions, to designate certain removed credit card accounts and to require the master trust II trustee to reconvey all receivables in those removed credit card accounts to the transferor.  Once an account is removed, receivables existing or arising under that credit card account are not transferred to master trust II.
The Receivables
As of the beginning of the day on January 1, 2026:
•	the Master Trust II Portfolio included $14,908,539,354 of principal receivables and $354,356,840 of finance charge receivables;
•	the credit card accounts had an average principal receivable balance of $3,072 and an average credit limit of $19,474;
•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 16.2%;
•	the average age of the credit card accounts was approximately 309 months; and
•	cardholders whose accounts are included in the Master Trust II Portfolio had billing addresses in all 50 States, the District of Columbia and Puerto Rico.
Additionally:
A-I-5

•	with regard to statements prepared for cardholders as of January 1, 2026, 5.16% of accounts had cardholders that made the minimum payment under the terms of the related credit card agreement; and
•	with regard to statements prepared for cardholders as of January 1, 2026, 22.32% of accounts had cardholders that paid their full balance under the terms of the related credit card agreement.
The following tables summarize the Master Trust II Portfolio by various criteria as of the beginning of the day on January 1, 2026.  Because the future composition of the Master Trust II Portfolio may change over time, neither these tables nor the information above describe the composition of the Master Trust II Portfolio at any future time.  If the composition of the Master Trust II Portfolio changes over time, noteholders will not be notified of such change.  See “Risk Factors—Business Risks Relating to BANA’s Credit Card Business—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  However, monthly reports containing information on the notes and the collateral securing the notes will be filed with the SEC.  See “Where You Can Find More Information” in this prospectus for information as to how these reports may be accessed.
Composition by Account Balance
Master Trust II Portfolio
Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Credit Balance	147,691	3.0%	$(40,128,963)	(0.3)%
No Balance	1,582,278	32.6	0	0.0
$ .01‑$ 5,000.00	2,220,273	45.8	2,778,120,253	18.2
$ 5,000.01‑$10,000.00	404,255	8.3	2,904,965,648	19.0
$10,000.01‑$15,000.00	200,580	4.1	2,461,352,630	16.1
$15,000.01‑$20,000.00	124,128	2.6	2,153,162,657	14.1
$20,000.01‑$25,000.00	80,718	1.7	1,808,774,749	11.9
$25,000.01 or More	93,799	1.9	3,196,649,220	21.0
Total	4,853,722	100.0%	$15,262,896,194	100.0%

Composition by Credit Limit
Master Trust II Portfolio
Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Less than or equal to $ 5,000.00	513,365	10.6%	$360,844,826	2.4%
$ 5,000.01 ‑ $ 10,000.00	702,591	14.5	1,135,886,498	7.4
$ 10,000.01 ‑ $ 15,000.00	824,914	17.0	1,665,361,898	10.9
$ 15,000.01 ‑ $ 20,000.00	824,179	17.0	2,129,715,149	14.0
$ 20,000.01 ‑ $ 25,000.00	710,126	14.6	2,693,552,172	17.6
$ 25,000.01 or More	1,278,547	26.3	7,277,535,651	47.7
Total	4,853,722	100.0%	$15,262,896,194	100.0%

A-I-6

Composition by Period of Delinquency
Master Trust II Portfolio
Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not Delinquent	4,788,332	98.5%	$14,789,579,138	96.9%
Up to 29 Days	41,866	0.9	264,632,221	1.7
30 to 59 Days	8,534	0.2	58,396,513	0.4
60 to 89 Days	4,995	0.1	44,756,277	0.3
90 to 119 Days	3,924	0.1	39,916,955	0.3
120 to 149 Days	3,162	0.1	33,179,429	0.2
150 to 179 Days	2,908	0.1	32,409,644	0.2
180+ Days	1	*	26,017	*
Total	4,853,722	100.0%	$15,262,896,194	100.0%
*            Represents a number greater than 0.000% but less than 0.005%

Composition by Account Age
Master Trust II Portfolio
Account Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not More than 6 Months	0	0.0%	$0	0.0%
Over 6 Months to 12 Months	0	0.0	0	0.0
Over 12 Months to 24 Months	0	0.0	0	0.0
Over 24 Months to 36 Months	0	0.0	0	0.0
Over 36 Months to 48 Months	0	0.0	0	0.0
Over 48 Months to 60 Months	0	0.0	0	0.0
Over 60 Months to 72 Months	0	0.0	0	0.0
Over 72 Months	4,853,722	100.0	15,262,896,194	100.0
Total	4,853,722	100.0%	$15,262,896,194	100.0%

Geographic Distribution of Accounts
Master Trust II Portfolio
State	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
California	651,569	13.4%	$2,014,366,057	13.2%
Florida	413,786	8.5	1,277,247,078	8.4
Texas	343,711	7.1	1,239,197,413	8.1
New York	262,634	5.4	832,268,808	5.5
Pennsylvania	215,141	4.4	601,755,966	3.9
New Jersey	193,731	4.0	642,157,432	4.2
Georgia	180,388	3.7	615,826,211	4.0
Virginia	169,036	3.5	542,967,094	3.6
North Carolina	167,531	3.5	535,171,962	3.5
Washington	156,378	3.2	518,058,516	3.4
Other	2,099,817	43.3	6,443,879,657	42.2
Total	4,853,722	100.0%	$15,262,896,194	100.0%

A-I-7

Since the largest number of cardholders (based on billing address) whose accounts were included in master trust II as of the beginning of the day on January 1, 2026 were in California, Florida, Texas and New York, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the notes.
FICO.  The following table sets forth the FICO®1  scores on the accounts in the Master Trust II Portfolio, to the extent available, as refreshed during the six-month period ended on January 1, 2026.  Receivables, as presented in the following table, are determined as of January 1, 2026.  A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess credit risk.  FICO scores may change over time, depending on the conduct of the debtor and changes in credit score technology.  Because the future composition and product mix of the Master Trust II Portfolio may change over time, this table is not necessarily indicative of the composition of the Master Trust II Portfolio at any specific time in the future.
Data from an independent credit reporting agency, such as FICO score, is one of several factors that, if available, will be used by BANA in its credit scoring system to assess the credit risk associated with each applicant.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus.  At the time of account origination, BANA will request information, including a FICO score, from one or more independent credit bureaus.  FICO scores may be different from one bureau to another.  For some cardholders, FICO scores may be unavailable.  FICO scores are based on independent third party information, the accuracy of which cannot be verified.
The table below sets forth refreshed FICO scores from a single credit bureau as of the beginning of the day on January 1, 2026.
Composition by FICO Score
Master Trust II Portfolio
FICO Score	Receivables	Percentage of Total Receivables
Over 720	$10,948,616,811	71.7%
661‑720	3,280,499,420	21.5
601‑660	611,524,788	4.0
Less than or equal to 600	307,761,716	2.0
Unscored	114,493,459	0.8
TOTAL	$15,262,896,194	100.0%

FICO scores for the portfolio are refreshed, a portion of the portfolio at a time, on a rolling, periodic basis.  BANA uses the TransUnion FICO Risk Score Classic 08 model to determine FICO scores.
A “refreshed” FICO score means the FICO score determined by TransUnion during the six‑month period ended January 1, 2026.
A credit card account that is “unscored” means that a FICO score was not obtained for such account during the six‑month period ended January 1, 2026.

1 FICO® is a federally registered servicemark of Fair Isaac Corporation.
A-I-8